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                  SUPPLEMENT TO THE COMMON CLASS PROSPECTUS AND
                       STATEMENT OF ADDITIONAL INFORMATION

                          CREDIT SUISSE WARBURG PINCUS
                          GLOBAL NEW TECHNOLOGIES FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

     Effective on or about December 12, 2001, the following change will be implemented for the fund:

  - The fund's Common Class shares will be closed to new investments, except for reinvestments of dividends. Common Class shareholders as of the close of business on December 12, 2001 may continue to hold their Common Class shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their Common Class shares through any available method.

      Dated: November 15, 2001                                     WPGNT-16-1101